UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2021
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
As previously disclosed in its Form 10-Q filed on April 22, 2021 for the quarterly period ended on March 31, 2021 (the 10-Q), beginning in the first quarter of 2021, American Airlines Group Inc. (the Company) is no longer allocating aircraft fuel and related taxes or certain salaries, wages and benefits, other rent and landing fees, selling and other expenses to regional expenses on the Company’s condensed consolidated statements of operations. The Company’s first quarter of 2020 condensed consolidated statement of operations was recast to conform to the first quarter of 2021 presentation. This change in the presentation of our statement of operations had no impact on total operating expenses or net loss. See Note 10 to the Company’s Condensed Consolidated Financial Statements in Part I, Item 1A of the 10-Q.
This filing is to provide each of the 2020 and 2019 quarterly reporting periods recast to conform to the first quarter of 2021 presentation. The tables below set forth the select quarterly 2020 and 2019 operating expenses that have been recast.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

	2020
	3 Months Ended March 31		3 Months Ended June 30		3 Months Ended September 30		3 Months Ended December 31
	As	As	As	As	As	As	As	As
	Reported	Recast	Reported	Recast	Reported	Recast	Reported	Recast

Operating expenses:
Aircraft fuel and related taxes	$1,395	$1,784	$217	$309	$453	$611	$516	$698
Salaries, wages and benefits	3,140	3,219	2,538	2,610	2,705	2,763	2,577	2,637
Regional expenses:
Regional fuel	389	—	92	—	158	—	182	—
Regional operating expenses	1,452	1,057	625	408	677	450	992	723
Regional depreciation and amortization	83	83	84	84	79	79	79	79
Maintenance, materials and repairs	629	629	287	287	337	337	330	331
Other rent and landing fees	468	611	315	413	367	472	387	509
Selling expenses	305	385	43	57	70	97	94	126
Other	1,177	1,270	568	601	659	696	565	619

	2019
	3 Months Ended March 31		3 Months Ended June 30		3 Months Ended September 30		3 Months Ended December 31
	As	As	As	As	As	As	As	As
	Reported	Recast	Reported	Recast	Reported	Recast	Reported	Recast

Operating expenses:
Aircraft fuel and related taxes	$1,726	$2,149	$1,995	$2,482	$1,989	$2,474	$1,816	$2,291
Salaries, wages and benefits	3,090	3,164	3,200	3,276	3,219	3,284	3,100	3,170
Regional expenses:
Regional fuel	423	—	487	—	485	—	475	—
Regional operating expenses	1,261	849	1,316	903	1,364	953	1,355	944
Regional depreciation and amortization	79	79	83	83	84	84	90	90
Maintenance, materials and repairs	561	562	575	575	610	610	635	635
Other rent and landing fees	503	662	535	688	530	688	487	634
Selling expenses	370	462	401	506	424	526	407	510
Other	1,251	1,337	1,271	1,350	1,336	1,422	1,229	1,320

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: April 26, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: April 26, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer